Exhibit 32.2

SECTION 1350 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, David E. Fractor, hereby certify that the July 31, 2008 Quarterly Report on Form 10-Q as filed by iDcentrix, Inc. (the “Company”), which contains the Company’s financial statements, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 11, 2008	/s/ David E. Fractor
David E. Fractor
Chief Financial Officer and Treasurer
(Principal Financial Officer)